John Hancock Funds II

Supplement dated September 30, 2014 to the current prospectus

Total Return Fund (the fund)

Effective September 26, 2014, William H. Gross, CFA no longer serves as a portfolio manager of the fund. Accordingly, all references to Mr. Gross as a portfolio manager on the investment management team of the fund are removed from the Prospectuses and Statement of Additional Information for all share classes of the fund.

Additionally, effective September 26, 2014, Messrs. Scott A. Mather, Mark R. Kiesel and Mihir P. Worah have been named as portfolio managers of the fund. Accordingly, the following information supplements the portfolio manager information in the “Fund summary” section for the fund under “Portfolio management”:

Scott A. Mather

Managing Director and Portfolio Manager

Managed fund since 2014

Mark R. Kiesel

Managing Director and Portfolio Manager

Managed fund since 2014

Mihir P. Worah

Managing Director and Portfolio Manager

Managed fund since 2014

Under “Subadvisory arrangements and management biographies,” the information regarding the portfolio managers of Pacific Investment Management Company LLC (“PIMCO”) is hereby supplemented with the following:

Fund	Portfolio Managers

Total Return Fund	Scott Mather, Mark Kiesel and Mihir Worah

•	Scott A. Mather. Mr. Mather is CIO U.S. Core Strategies, and a managing director in the Newport Beach office and head of global portfolio management. Previously, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 20 years of investment experience and holds a master's degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.

•	Mark R. Kiesel. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm’s investment grade, high yield, bank loan, municipal and insurance business as well as credit research. Morningstar named him Fixed-Income Fund Manager of the Year in 2012 and a finalist in 2010. He has written extensively on the topic of global credit markets, founded the firm’s Global Credit Perspectives publication and regularly appears in the financial media. He joined PIMCO in 1996 and previously served as PIMCO's global head of investment grade corporate bonds and as a senior credit analyst. He has 22 years of investment experience and holds an MBA from the University of Chicago's Graduate School of Business. He received his undergraduate degree from the University of Michigan.

•	Mihir P. Worah. Mr. Worah is CIO Return and Asset Allocation, and a managing director in the Newport Beach office, a portfolio manager, and head of the real return and multi-asset portfolio management teams. Prior to joining PIMCO in 2001, he was a post-doctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 12 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated September 30, 2014 to the current Statement of Additional Information (the SAI)

Total Return Fund (the fund)

Effective September 26, 2014, William H. Gross, CFA no longer serves as a portfolio manager of the fund. Accordingly, all references to Mr. Gross as a portfolio manager on the investment management team of the fund are removed from the SAI. In addition, Messrs. Scott A. Mather, Mark R. Kiesel and Mihir P. Worah have been named as portfolio managers of the fund, effective September 26, 2014.

The disclosure under “Appendix B – Portfolio Manager Information – PACIFIC INVESTMENT MANAGEMENT COMPANY LLC” excluding “Conflicts of Interest” and “Portfolio Manager Compensation” is amended and restated as follows:

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (“PIMCO”)

Global Bond Fund
Real Return Bond Fund
Total Return Fund

The following chart reflects the portfolio managers’ investments in the funds that they manage. The chart also reflects information regarding accounts other than the funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of September 26, 2014:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($MM)	Number of Accounts	Assets ($MM)	Number of Accounts	Assets ($MM)
Mark R. Kiesel	35	326,497.76	51	65,710.81	141	72,777.78
Scott A. Mather	38	316,195.30	50	41,649.34	83	34,257.78
Mihir P. Worah	56	337,694.13	35	30,594.20	55	31,888.57

Other Accounts Managed – Of Total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($MM)	Number of Accounts	Assets ($MM)	Number of Accounts	Assets ($MM)
Mark R. Kiesel	0	0	8	6,168.72	14	4,739.97
Scott A. Mather	0	0	3	1,096.67	13	6,249.97
Mihir P. Worah	0	0	1	161.00	7	1,517.91

Ownership of fund shares. Each portfolio manager listed above did not beneficially own any shares of the funds that he managed as of September 26, 2014.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.